UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2021

EzFill Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

00140809	83-4260623
(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, #309, Miami, FL 33137

(Address of Principal Executive Offices)

305-791-1169

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001	EZFL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 14, 2021 (the “Effective Date”), EzFill Holdings, Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with ThinkEquity LLC, as representative (the “Representative”) of the several underwriters named therein, relating to the Company’s underwritten public offering (the “Offering”) of 6,250,000 shares of common stock, par value $0.0001 per share (the “Common Stock”). In addition, the Company has granted the Representative a 45-day over-allotment option to purchase up to 937,500 additional shares of Common Stock, equivalent to 15% of the shares of Common Stock sold in the Offering (the “Option”), which Option was exercised in full on September 15, 2021.

The public offering price is $4.00 per share of Common Stock. The Company expects to receive gross proceeds from the Offering of approximately $28,750,000, before deducting underwriting discounts and commissions and other estimated expenses.

The closing of the Offering will occur on September 17, 2021 (the “Closing Date”), subject to customary closing conditions.

The Offering was conducted pursuant to the Company’s registration statement on Form S-1 (File No. 333-256691) initially filed with the Securities and Exchange Commission (“Commission”) on June 1, 2021 and declared effective on September 14, 2021 (“Registration Statement”).

Pursuant to the Underwriting Agreement, the Company will sell the shares of Common Stock to the underwriter at the public offering price, less an underwriting discount equal to 7.5%. In addition, the Company shall issue to the Representative or its designees, warrants (“Underwriter Warrants”) to purchase a number of shares of Common Stock equal to 5.0% of the number of shares sold in the Offering, including shares sold pursuant to exercise of the Option. The Company will also pay the Representative a non-accountable expense allowance equal to 1.0% of the aggregate gross proceeds raised in the Offering and reimburse the Representative for certain expenses incurred in connection with the Offering.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. In addition, the Company, each of its executive officers and directors and certain holders of its outstanding shares of Common Stock have agreed, subject to certain exceptions set forth in the lock-up agreements, not to sell, offer, agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase, make any short sale of, or otherwise dispose of, directly or indirectly, any shares of the Company’s Common Stock, or any securities convertible into or exercisable or exchangeable for shares of the Company’s Common Stock, for twelve (12) months from the Effective Date (in the case of such executive officers and directors) and 180 days from the Effective Date (in the case of the Company and such stockholders) without the prior written consent of the Representative.

Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and liabilities arising from breaches of representations and warranties contained in the Underwriting Agreement.

The foregoing descriptions of the Underwriting Agreement and Underwriter Warrants are qualified in their entirety by reference to the full text of the Underwriting Agreement and Underwriter Warrants which are attached to this Current Report on Form 8-K as Exhibits 1.1 and 4.1, respectively, and incorporated herein by reference in their entirety.

The Company notes that the representations, warranties and covenants made by the Company in any agreement that is filed as an exhibit to any document that is incorporated by reference in the Registration Statement were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to or in favor of any stockholder or potential stockholder of the Company other than the parties thereto. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

Item 3.02	Unregistered Sales of Equity Securities.

As set forth above, the Company shall issue to the Representative or its designees, warrants (“Underwriter Warrants”) to purchase a number of shares of Common Stock equal to 5.0% of the number of shares sold in the Offering, including any shares sold pursuant to exercise of the Option. In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

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Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2021, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to Amended and Restated Certificate of Incorporation of EzFill Holdings, Inc. (the “Certificate of Amendment”) pursuant to which the Company effected a one for 3.763243 reverse split of its common stock, which became effective on September 14, 2021 at 5:30 pm Eastern Standard Time. A copy of the Certificate of Amendment is furnished hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On September 14, 2021, the Company issued a press release announcing the Offering and that as of September 15, 2021, the Company’s shares of Common Stock would be listed on the Nasdaq Capital Market, as described above in Item 1.01 of this Current Report on Form 8-K. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of September 14, 2021
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of EzFill Holdings, Inc.
4.1	Form of Underwriter’s Warrant (included in Exhibit 1.1)
99.1	Press Release dated September 14, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2021

EZFILL HOLDINGS, INC.

/s/ Michael McConnell
Michael McConnell
Chief Executive Officer

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